UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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